UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

VIVAKOR, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53535	26-2178141
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Lawndale Drive
South Salt Lake City, UT 84115

(Address of principal executive offices, including zip code)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2021, Vivakor, Inc. (the “Company”), together with its subsidiary, Vivaventures Energy Group, Inc., entered into a Services Agreement (the “Agreement”) with Al Dali International Co., a company organized under the laws of Kuwait (“DIC”). The Government of Kuwait and the United Nations, acting through the Kuwait Oil Company (“KOC”) has awarded to Enshaat Al Sayer rights to remediate contaminated soil under the Kuwait Remediation Program pursuant to the South Kuwait Excavation, Transportation and Remediation Project (“KOC Remediation Contract”). To fulfill its role, Enshaat Al Sayer has engaged DIC and the Company to perform contaminated soil treatment for the KOC Remediation Contract using the Company’s patented technology for extracting hydrocarbons, through the Company’s Remediation Processing Center (“RPC”) plants.

Pursuant to the Agreement, the Company and DIC will work together in performing remediation treatment services as subcontractors to Enshatt Al Sayer for the KOC Remediation Contract. Under the Agreement, the Company will supply one pilot RPC plant already located in Kuwait, one 40-ton per hour RPC plant, and one technical expert to oversee the hydrocarbons contaminated soil treatment service operations pertaining to this contract.

The Company will receive $50,000 for the successful remediation of each 100 tons under its subcontractor services for the KOC Remediation Contract. In addition, the Company will receive $20 per treated ton of soil after the initial 100 tons. The treatment process using the RPC plants is anticipated to generate a bitumen sub-product. The Company and DIC have agreed to sell this sub-product and share the net profits equally (50% to the Company and 50% to DIC), which will be invoiced on a monthly basis, in accordance with the Agreement.

The foregoing descriptions of the Agreement does not purport to be complete and are qualified in their entirety by reference to the Agreement, the copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On December 20, 2021, the Company issued a press release announcing the entry into the Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Exhibits.

Exhibit Index

Exhibit No.	Description
10.1	Form of Services Agreement, entered into on December 14, 2021.
99.1	Vivakor Announces Major Commercial Contract for Remediating Oil, issued by Vivakor, Inc. on December 20, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Date: December 20, 2021	By:	/s/ Matthew Nicosia
Matthew Nicosia
Chief Executive Officer and Director

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